UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2021

EXTENDED STAY AMERICA, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36190	46-3140312
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
11525 N. Community House Road, Suite 100
Charlotte, North Carolina 28277
(Address of Principal Executive Offices, Zip Code)
(980)
345-1600
(Registrant’s Telephone Number, Including Area Code)
ESH HOSPITALITY, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36191	27-3559821
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
11525 N. Community House Road, Suite 100
Charlotte, North Carolina 28277
(Address of Principal Executive Offices, Zip Code)
(980)
345-1600
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share, of Extended Stay America, Inc. and Class B Common Stock, par value $0.01 per share, of ESH Hospitality, Inc., which are attached and trade together as a Paired Share.
	STAY	Nasdaq Global Select Market
Check the appropriate box below if the
Form 8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐
 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to
Rule 14a-12
under the Exchange Act (17 CFR
240.14a-12)
☐
Pre-commencement
communications pursuant to
Rule 14d-2(b) under
the Exchange Act (17 CFR
240.14d-2(b))
☐
Pre-commencement
communications pursuant to
Rule 13e-4(c) under
the Exchange Act (17 CFR
240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note
This Current Report on
Form 8-K
is being filed in connection with the completion on June 16, 2021 of the transaction contemplated by that certain Agreement and Plan of Merger, dated as of March 14, 2021, by and among Extended Stay America, Inc. (the “
Company
”), ESH Hospitality, Inc. (“
Hospitality
” and together with the Company, the “
Paired Entities
”), Eagle Parent Holdings L.P. (together with its permitted assigns, “
Parent
”), Eagle Merger Sub 1 Corporation (“
MergerCo 1
”) and Eagle Merger Sub 2 Corporation (“
MergerCo 2
”), as amended by the Amendment to the Agreement and Plan of Merger, dated as of May 31, 2021 (the “
Amendment
”, and so amended, the “
Merger Agreement
”). Pursuant to the terms and conditions set forth in the Merger Agreement, on June 16, 2021, (i) MergerCo 1 merged with and into the Company, with the Company continuing as the surviving corporation (the “
Company Merger
”) and (ii) MergerCo 2 merged with and into Hospitality, with Hospitality continuing as the surviving corporation (together with the Company Merger, the “
Mergers
”).
Item 1.02. Termination of a Material Definitive Agreement.
On June 16, 2021, in connection with the Mergers, the Paired Entities repaid in full all indebtedness, liabilities and other obligations under, and terminated, each of the (i) Credit Agreement, dated as of August 30, 2016, as amended (the “
DB ESA Credit Agreement
”), by and among the Company, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent, and other agents identified therein and (ii) Credit Agreement, dated as of August 30, 2016, as amended (the “
DB ESH Credit Agreement
”, together with the DB ESA Credit Agreement, the “
Credit Agreements
”), by and among Hospitality, the other guarantors from time to time party thereto, Deutsche Bank AG New York Branch, as administrative agent, collateral agent and L/C issuer, and the financial institutions party thereto as lenders. The Paired Entities did not incur any material early termination penalties as a result of such termination of the Credit Agreements.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Completion of Acquisition
On June 16, 2021, Parent completed its acquisition of the Paired Entities pursuant to the terms of the Merger Agreement.
At the effective time of the Mergers (the “
Effective Time
”), each paired share of the Paired Entities (each a “
Paired Share
”) (consisting of one share of common stock, par value $0.01 per share, of the Company (the “
Company Common Stock
”) together with one share of class B common stock, par value $0.01 per share, of Hospitality) issued and outstanding immediately prior to the Effective Time, other than certain Paired Shares as set forth in the Merger Agreement, were converted into a right to receive $18.75 in cash, without interest thereon (the “
Merger Consideration
”), representing $20.50 per Paired Share as reduced by the Special Dividend described below in Item 8.01 of this Current Report on Form
8-K.
Each share of series A preferred stock, no par value per share, of Hospitality issued and outstanding immediately prior to the Effective Time remained outstanding following the Effective Time.
The description of the Mergers and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on
Form 8-K
filed by the Paired Entities with the Securities and Exchange Commission (the “
SEC
”) on March 16, 2021, and is incorporated by reference herein, and the Amendment which was filed as Exhibit 2.1 to the Current Report on
Form 8-K
filed by the Paired Entities with the SEC on June 2, 2021, and is incorporated by reference herein.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the completion of the Mergers, the Paired Entities notified the Nasdaq Global Select Market (“
Nasdaq
”) on June 16, 2021 that, effective on that date, each Paired Share (other than certain Paired Shares as set forth in the Merger Agreement) issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive the Merger Consideration pursuant to the terms of the Merger Agreement. As a result, all Paired Shares were removed from trading on Nasdaq. On June 16, 2021, Paired Entities requested that Nasdaq file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of the Paired Shares from Nasdaq and the deregistration of such shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”). In addition, the surviving corporations in the Mergers intend to file a Form 15 with the SEC requesting the termination of registration of the Paired Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Paired Shares.

Item 3.03. Material Modification to Rights of Security Holders.
Upon the Effective Time, each holder of a Paired Share issued and outstanding immediately prior to the Effective Time, other than holders in respect of certain Paired Shares that were not entitled to the Merger Consideration as set forth in the Merger Agreement, ceased to have any rights as a stockholder of the Company or Hospitality (other than the rights of the holders to receive the Merger Consideration).
The information set forth above under Item 2.01 of this Current Report on
Form 8-K
is incorporated by reference into this Item 3.03.
Item 5.01. Change in Control of Registrant.
As a result of the completion of the Mergers, a change in control of the Paired Entities occurred. The Paired Entities are, following the Effective Time, controlled by a joint venture of affiliates of Blackstone Real Estate Partners IX, L.P. and affiliates of Starwood Opportunity Fund XI Global, L.P. and Starwood Distressed Opportunity Fund XII Global, L.P.
The information set forth above under Item 2.01 of this Current Report on
Form 8-K
is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 16, 2021, in connection with the Mergers, all members of the board of directors of the Paired Entities ceased to serve in such capacity at the Effective Time. These departures were not a result of any disagreements with the Paired Entities on any matter relating to their operations, policies or practices.
Item 8.01 Other Events.
On June 15, 2021, the Board of Directors of the Company declared a special dividend of $1.75 per share of Company Common Stock to holders of record of Company Common Stock as of the close of business on June 15, 2021 (the “
Special Dividend
”). The Company paid the Special Dividend on June 16, 2021 prior to the Effective Time.
In connection with the Mergers, Hospitality provided a notice of conditional full redemption on May 11, 2021, as amended on June 7, 2021, to the holders thereof in respect of all of its outstanding 4.625% Senior Notes due 2027 (the “
2027 Notes
”), and provided a notice of full redemption on June 16, 2021 to the holders thereof of all of its outstanding 5.25% Senior Notes due 2025 (the “
2025 Notes
”). On June 16, 2021, (1) all 2027 Notes were redeemed at a redemption price equal to 100% of the principal amount of the 2027 Notes redeemed plus a make-whole premium and accrued interest up to, but not including, the 2027 Redemption Date in accordance with the indenture governing the 2027 Notes and (2) Hospitality irrevocably deposited with the Trustee for the 2025 Notes an amount that will be sufficient to pay and discharge the entire indebtedness on the 2025 Notes not theretofore delivered to the Trustee for cancellation for principal, premium and accrued interest to the date of redemption, which date shall be July 16, 2021 in accordance with the indenture governing the 2025 Notes.
On June 16, 2021, the Paired Entities issued a press release announcing the completion of the Mergers. The full text of the press release is attached hereto as Exhibit 99.1.
Following the consummation of the Mergers, the Company merged with and into Hospitality, with Hospitality continuing as the surviving corporation.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 16, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, ESH Hospitality, Inc., for itself and as successor corporation to Extended Stay America, Inc., has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESH HOSPITALITY, INC.
Date: June 16, 2021
	By:	/s/ Christopher Dekle
	Name:	Christopher Dekle
	Title:	General Counsel and Corporate Secretary